                                                                                Supplement A-9

                                            National Grid General Partnership
                                                 Profit and loss reserve
                                            for the year ended March 31, 2002

                                                                                                           $m
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At April 1, 2001                                                                                                (5.6)

Retained profit for the year                                                                                    785.9

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At March 31, 2002                                                                                               780.3
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Reconciliation of profit and loss reserve to retained earnings under US GAAP

Profit and loss reserve under UK GAAP at March 31, 2002                                                         780.3

Adjustments to conform with US GAAP
   Equity in income of companies                                                                              (924.5)

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Retained loss under US GAAP at March 31, 2002                                                                 (144.2)*
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*  Includes cumulative other comprehensive losses of $2.5m

The profit and loss reserve is prepared under UK GAAP.

                                     National Grid General Partnership
                                          Profit and loss account
                                     for the year ended March 31, 2002

                                                                                                $m
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Operating costs                                                                                      (211.2)

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Operating loss - continuing operations                                                               (211.2)

Profit on sale of fixed asset investments                                                            1,016.3
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Profit before interest and tax                                                                         805.1

Net interest                                                                                         (161.4)

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Profit on ordinary activities before taxation                                                          643.7

Taxation                                                                                               142.2

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Profit on ordinary activities after taxation being retained profit                                     785.9
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Reconciliation of net income to US GAAP

Net income under UK GAAP                                                                               785.9

Adjustments to conform with US GAAP
  Equity in income of companies                                                                        205.5
  Elimination of profit on sale of fixed asset investments                                         (1,016.3)

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Net loss under US GAAP                                                                                (24.9)
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The profit and loss account is prepared under UK GAAP.

                                    National Grid General Partnership
                                           Cash flow statement
                                    for the year ended March 31, 2002

                                                                                              $m
------------------------------------------------------------------------------------------   --------------

Net cash outflow from operating activities                                                         (211.2)

Returns on investments and servicing of finance
                                                                                             --------------
Interest paid                                                                                      (167.1)
                                                                                             --------------

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Net cash outflow for returns on investments and servicing of finance                               (167.1)

Taxation
Corporate tax received                                                                               142.2

Acquisitions and disposals
                                                                                             --------------
Payments to acquire investments                                                                  (6,717.5)
Receipts from disposal of investments                                                              7,242.9
                                                                                             --------------

                                                                                             --------------
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Net cash inflow for disposals and acquisitions                                                     525.4

Financing
Issue of partnership capital                                                                       2,390.6
Movement in inter-business balances                                                            (2,679.9)
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                                                                                             --------------
Movement in cash and overdrafts                                                                        -
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Summary cash flow statement under US GAAP

Net cash provided by operating activities                                                          (236.1)
Net cash used in investing activities                                                                525.4
Net cash provided by financing activities                                                          (289.3)
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Movement in cash and cash equivalents                                                                  -
Cash and cash equivalents at beginning of year                                                           -
------------------------------------------------------------------------------------------   --------------
Cash and cash equivalents at end of year                                                               -
------------------------------------------------------------------------------------------   ==============

The cash flow statement is prepared under UK GAAP and the summary cash flow statement is prepared under
US GAAP.

                            National Grid General Partnership
                                      Balance sheet
                                    at March 31, 2002

                                                                              $m
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Fixed assets
Investment                                                                         4,720.2

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                                                                           ----------------

Net assets employed                                                                4,720.2

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Capital and reserves
Partnership capital                                                                3,939.9
Profit and loss account                                                              780.3
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Partners' funds                                                                    4,720.2

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Reconciliation of partners' funds to US GAAP

Partners' funds under UK GAAP                                                      4,720.2

Adjustments to conform with US GAAP
      Investments in subsidiaries, at equity                                       (907.5)

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Partners' funds under US GAAP                                                      3,812.7
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The balance sheet is prepared under UK GAAP.